UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023
Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAIO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                           □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act                                                                                                                                   □

Items reported in this filing:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01 Financial Statements and Exhibits

_____

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 31, 2023, each of our executive officers (Anthony Ambrose, Joel Hatlen, Rajeev Gulati and Michael Tidwell) signed a revised Executive Agreement the form of which was approved by the Board of Directors.

The form of the Executive Agreement was updated to incorporate changes in Washington law relating to certain non-disclosure provisions; incorporating language replacing references to an expired rights plan; extending the period from 180 days to 1 year for stock vesting acceleration in the event of an involuntary termination following a Change in Control; and certain changes regarding calculation of payment amounts if any amounts are “parachute payments” under the tax code.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.0	Form of Executive Agreement

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

February 1, 2023	By: /s/ Joel S. Hatlen Joel S. Hatlen Vice President Chief Operating and Financial Officer

Exhibit  99.0

AMENDED AND RESTATED

EXECUTIVE AGREEMENT

FOR

DATA I/O CORPORATION

              This Amended and Restated Executive Agreement (the “Agreement”) is entered into as of ___________________ ____, ____, by and between DATA I/O CORPORATION ("the Company") and _________________________________("Executive").  Executive is an at-will employee of the Company.  The parties wish to provide Executive with severance benefits if Executive's employment is terminated in connection with a change in control in the Company and other payments in connection with a change of control.  At the time of the execution of the Agreement, the Executive contemporaneously is entering into the Company's form of Confidentiality and Non-Competition Agreement for executive officers which is attached to this Agreement as Exhibit A.

              NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions contained herein, the parties hereby agree as follows:

              1.    Change of Control.

                     (a)   If, within the period commencing ninety (90) days prior to the date of occurrence (the "Event Date") of a Control Event and ending on the first anniversary of the Event Date (the "Window"), the Company terminates Executive's employment (other than for Cause) or Executive resigns for Good Reason, the Company shall pay to Executive (1) the Severance Payment in immediately available funds and (2) expenses incurred, up to Twenty Thousand Dollars ($20,000) for outplacement services or other job search expenses.  If such termination occurs prior to the Control Event, the Severance Payment is due on the fifth (5th) day following the Event Date; if such termination occurs on or subsequent to the Event Date, the Severance Payment is due on the twentieth (20th) business day following the date of termination (the "Termination Date") or at a later date in order to comply with the provisions of Section 409A of the Internal Revenue Code to the extent the Severance Payment would constitute deferred compensation under Section 409A, including delaying the payment until the date that is six months and one day following separation from service if the Executive is a “specified employee” within the meaning of Section 409A at the time of his separation from service.  Outplacement expenses under Section 1(a)(2) above must be incurred and shall be paid no later than December 31st of the second calendar year following the calendar year of the Executive’s termination of employment.  For purposes of this Agreement, termination from employment shall mean a “separation from service” as defined under the default rules under the final Section 409A regulations.

                     (b)   The Severance Payment shall be determined pursuant to the following formula:

                                    [(B-A)/365] x (C + D)   where

                     A =  the number of days of continued full-time employment of Executive by the Company following the Event Date

                     B =  1 x 365

                     C =  Executive's annual base salary as of the Termination Date

                     D =  the average of all cash bonuses that Executive received or is entitled to receive regarding the three most recent fiscal years of the Company during which Executive was employed by the Company in his or her current position for the entire year;

provided however, that unless the Company, its successors or assigns gives Executive six (6) months advance written notice of termination, the Severance Payment shall not be less than the amount computed as follows:  (0.5) x (C + D).

                     (c)   In addition to any payments which may be required pursuant to Section 1(a), upon the occurrence of a Control Event, the Company shall pay to Executive the Control Event Payment in immediately available funds.  The Control Event Payment is due on the closing of the Control Event.  The Control Even Payment shall equal the product of (1) 0.5 and (2) Executive's annual base salary as of the date immediately prior to the Control Event.

                     (d)   Each of the following shall constitute a "Control Event":

                             (1)   when any  "person"," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, a subsidiary thereof or an employee benefit plan of the Company, including any trustee of such plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                             (2)   the approval by the Company's shareholders (or, if later, approval by the shareholders of any Person) of any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than fifty percent (50%) of the outstanding shares of Common Stock into securities of any Person, or cash, or property, or a combination of any of the foregoing; and

                     (e)   Each of the following shall constitute "Good Reason", provided that it occurs during the Window, and provided further that Executive must provide notice to the Company within sixty (60) days of the existence of such condition and the Company will have thirty (30) days from receipt of such notice to remedy the condition.  If the condition is not remedied within such thirty (30) day period, the following conditions will constitute “Good Reason”:

                             (1)   the material diminution of Executive's position, duties, responsibilities or status with the Company or its successor, as compared with the position, duties, responsibilities or status of Executive with the Company immediately prior to the Event Date, except in connection with the termination of Executive for Cause;

                             (2)   the Company's assignment of Executive on a substantially full-time basis to work at a location where the distance between the new location and Executive's principal residence is at least 35 miles greater than the distance between the former location and such residence; provided, however, that this paragraph shall not apply to travel in the furtherance of the Company's business to an extent substantially consistent with Executive's business travel obligations as of the date hereof;

                             (3)   the Company's failure to obtain an assumption of the obligations of the Company to perform this Agreement by any successor to the Company;

                             (4)   any material reduction in Executive's base salary, or a material reduction in benefits payable to Executive or failure of the Company to pay Executive any earned salary, bonus or benefits except with the prior written consent of Executive;

                             (5)  the exclusion or limitation of Executive from participating in some form of variable compensation plan which provides the Executive the opportunity to achieve a level of total compensation (base salary plus variable compensation) consistent with what the Executive had the opportunity to earn at the Event Date; or

                             (6)   any demand by any director or officer of the Company that Executive take any action or refrain from taking any action where such action or inaction, as the case may be, would violate any law, rule, regulation or other governmental pronouncement, court order, decree or judgment, or breach any agreement or fiduciary duty.

                     (f) Each of the following shall constitute "Cause":

                             (1)   any violation by Executive of any material obligation under this Agreement or the attached Confidentiality and Non-Disclosure Agreement;

                             (2)   any action or failure to act by Executive which causes the Company to incur significant monetary damages;

                             (3)   conviction for commitment of a felony;

                             (4)   any violation of law which has a material, adverse effect on the Company;

                             (5)   habitual abuse of alcohol or a controlled substance;

                             (6)   theft or embezzlement from the Company;

                             (7)   repeated unexcused absence from work for reasons unrelated to short-term illnesses;

                             (8)   the failure by Executive substantially to achieve personal performance goals reasonably established by the board of directors or any officer to whom he/she reports other than where such failure is substantially attributable to factors beyond control of Executive;

                             (9) Disability of Executive (as defined below); and

                             (10) repeated failure or refusal by Executive to carry out the reasonable directives, orders or resolutions of the Company's Board of Directors or any officer to whom he/she reports.

                     (g)   "Disability" shall mean any physical, mental or other health condition which substantially impairs Executive's ability to perform his/her assigned duties for ninety (90) days or more in any one hundred eighty (180) day period or that can be expected to result in death.  Any disagreement as to whether Executive is disabled shall be resolved by a physician selected by the Company after an examination of Executive.  Executive hereby consents to such physical examination and to the examination of all medical records of Executive necessary, in the judgment of the examining physician, to make the determination of Disability.

                     (h)   Notwithstanding anything to the contrary contained in any agreement relating to an outstanding Award issued under the  Company's 2000 Stock Compensation Incentive Plan (As Amended and Restated) (the “2000 Stock Compensation Incentive Plan”) or any provisions contained in the 2000 Stock Compensation Incentive Plan, if Executive is subject to an Involuntary Termination within one year following a Change in Control, then all outstanding Awards held by Executive that have not become vested previously shall become fully vested (or exercisable in full) upon such Involuntary Termination, for a period of ninety (90) days commencing on the effective date of such Involuntary Termination, or if shorter, the remaining term of the Award, whether or not the vesting requirements set forth in the Award agreement have been satisfied.  The terms “Award,” “Change in Control,” and “Involuntary Termination,” when used in this section 1(h), shall each have the respective meaning defined therefor in the 2000 Stock Compensation Incentive Plan.

                     (i)    Notwithstanding any other provision of this Agreement to the contrary, in the event that the benefits provided for herein or otherwise payable to Executive (i) constitute “parachute payments” within the meaning of Code Section 280G, and (ii) but for this paragraph, would be subject to the excise tax imposed by Code Section 4999, then, Executive’s payments and benefits shall be payable either (A) in full, or (B) as to such lesser amount which would result in no portion of such benefits being subject to the excise tax under Code Section 4999, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Code Section 4999, results in the receipt by Executive on an after-tax basis, of the greatest amount of payments and benefits under this Agreement and otherwise, notwithstanding that all or some portion of such benefits may be taxable under Code Section 4999.  Any reduction shall be made in the following manner:  (I) first, a pro rata reduction of (1) cash payments subject to Code Section 409A as deferred compensation and (2) cash payments not subject to Code Section 409A, and (II) second, a pro rata cancellation of (1) equity-based compensation subject to Code Section 409A as deferred compensation and (2) equity-based compensation not subject to Code Section 409A.  Reduction in either cash payments or equity compensation benefits shall be made pro rata between and among benefits which are subject to Code Section 409A and benefits which are exempt from Code Section 409A.  Unless the Company and Executive otherwise agree in writing, any determination required under this paragraph shall be made in writing by the Company’s independent public accountants or other reputable independent firm specializing in Section 280G calculations or analysis, in each case as reasonably acceptable to Executive (the “Accountants”), whose determination shall be conclusive and binding upon Executive and the Company for all purposes.  For purposes of making the calculations required by this paragraph, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Code Sections 280G and 4999.  The Company and Executive shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this paragraph.  The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this paragraph.  In addition to the foregoing, if immediately prior to the consummation of the transaction, the Company’s stock is not readily tradable on an established securities market and Executive agrees to waive that portion of any payments or benefits that exceeds one dollar ($1.00) less than three times Executive’s “base amount” (as determined in accordance with Treasury Regulation Section 1.280G-1), the Company shall use its commercially reasonable efforts to solicit (in a manner which satisfies all applicable requirements of Code Section 280G(b)(5)(B) and the Treasury Regulations thereunder) the approval by such number of stockholders of the Company satisfying the same.

              2.  Confidentiality and Non‑Competition Agreement.  In consideration of the obligations undertaken by the Company pursuant to this Agreement, contemporaneously with the execution of this Agreement, Executive and the Company have entered into the form of Confidentiality and Non-Competition Agreement attached as Exhibit A and each agreement shall be effective only if both agreements have been executed.

              3.  Term of Agreement.  The Company's obligations under Section 1 of this Agreement shall expire with respect to Control Events occurring on or after the third anniversary of the effective date of this Agreement; provided, however, that commencing on the date one (1) year after the effective date of this Agreement and on each annual anniversary of such date (such date and each anniversary of such date the “Renewal Date”), unless previously terminated, the Control Events period shall be automatically extended so as to terminate three (3) years from each such Renewal Date unless at least thirty (30) days prior to the Renewal Date the Board of Directors of the Company by a majority vote of those members of the Board who are not parties to this or a similar agreement determines such Renewal Date shall not be extended and Company notifies Executive of such decision.

              4.    At Will Employment.  Unless and to the extent otherwise agreed by the Company and Executive in a separate written employment agreement, Executive's employment shall be "at will", with either party permitted to terminate the employment at any time, with or without cause.  No term of any employment agreement between the Company and Executive shall be construed to conflict with, lessen or expand the obligations of the parties under this Agreement.

              5.    Notices.  All notices and other communications called for or required by this Agreement shall be in writing and shall be addressed to the parties at their respective addresses stated below or to such other address as a party may subsequently specify by written notice and shall be deemed to have been received (i) upon delivery in person, (ii) five (5) days after mailing it by U.S. certified or registered mail, return receipt requested and postage prepaid, or (iii) two (2) days after depositing it with a commercial overnight carrier which provides written verification of delivery:

              To the Company:      6645 185th Avenue N.E., Suite 100

                                                   Redmond, Washington  98052

                                                   Attention: General Counsel/Corporate Secretary

              To Executive:             ___________________________

                                                   ___________________________

                                                   ___________________________

              6.    Withholding.  Except as described in subsection 1(i) of this Agreement, all payments due to and all benefits to be provided to Executive hereunder shall be subject to reduction for any applicable withholding taxes, including excise taxes.

              7.  Assignment.  Executive's rights and duties hereunder are personal to Executive and are not assignable to others, but Executive's obligations hereunder will bind his/her heirs, successors, and assigns. The Company may assign its rights under this Agreement in connection with any merger or consolidation of the Company or any sale of all or any portion of the Company's assets (including, without limitation, any division or product line), provided that any such successor or assignee expressly assumes in writing the Company's obligations hereunder.

              8.  No Duty to Mitigate.  Executive shall not be required to mitigate the amount of any payment made or benefit provided hereunder.  The Company may offset any payment due hereunder by the amount of damages to the Company resulting from any breach of this Agreement by Executive.

              9.  General.  This Agreement constitutes the exclusive agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings of the parties including, without limitation, any previous Amended and Restated Executive Agreement(s) between the parties.  No waiver of or forbearance to enforce any right or provision hereof shall be binding unless in writing and signed by the party to be bound, and no such waiver or forbearance in any instance shall apply to any other instance or to any other right or provision.  This Agreement will be governed by the local laws of the State of Washington without regard to its conflicts of laws rules to the contrary.  The parties hereby consent to the exclusive jurisdiction and venue of the state and federal courts sitting in King County, Washington for all matters and actions arising under this Agreement.  The prevailing party shall be entitled to reasonable attorneys' fees and costs incurred in connection with such litigation.  No term hereof shall be construed to limit or supersede any other right or remedy of the Company under applicable law with respect to the protection of trade secrets or otherwise.  If any provision of this Agreement is held to be invalid or unenforceable to any extent in any context, it shall nevertheless be enforced to the fullest extent allowed by law in that and other contexts, and the validity and force of the remainder of this Agreement shall not be affected thereby.

              IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first above written.

DATA I/O CORPORATION                                                  EXECUTIVE:

By:                                                                                          Signature:

Name:                                                                                    Name:

Its:

Exhibit A

CONFIDENTIALITY AND NON‑COMPETITION AGREEMENT

FOR

DATA I/O CORPORATION

              This Confidentiality and Non-Competition Agreement (“Agreement”) is entered into as of ___________________ ____, ____, by and between DATA I/O CORPORATION ("the Company") and ________________________("Executive").  Executive is an at-will employee of the Company.  In consideration of entering into an agreement to provide Executive with severance benefits if Executive's employment is terminated in connection with a change in control in the Company, Executive promises, on the terms set forth herein, at all times to protect the Company's proprietary information and to not compete with the Company following termination of Executive's employment in connection with a change in control.

              NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions contained herein, the parties hereby agree as follows:

              1.    Intellectual Properties.

                     (a)  All ownership, copyright, patent, trade secrecy, and other rights in all works, programs, software, fixes, routines, inventions, ideas, designs, manuals, improvements, discoveries, processes, customer lists or other properties (the "Intellectual Properties") made or conceived by Executive during the term of his/her employment by the Company shall be the rights and property solely of the Company, whether developed independently by Executive or jointly with others, and whether or not developed or conceived during regular working hours or at the Company's facilities, and whether or not the Company uses, registers, or markets the same.

                     (b)  In accordance with the Company's policy and Washington law, this Agreement (other than Subsection 1(c)) does not apply to, and Executive has no obligation to assign to the Company, any invention for which no Company trade secrets and no equipment, supplies, or facilities of the Company were used and which was developed entirely on Executive's own time, unless:  (i)  the invention relates directly to the business of the Company, (ii)  the invention relates to actual or demonstrably anticipated research or development work of the Company, or (iii) the invention results from any work performed by Executive for the Company.

                     (c)  If and to the extent that Executive makes use, in the course of his/her employment, of any items or Intellectual Properties previously developed by Executive or developed by Executive outside of the scope of this Agreement, Executive hereby grants the Company a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license (with right to sublicense) to make, use, sell, copy, distribute, modify, and otherwise to practice and exploit any and all such items and Intellectual Properties.

                     (d)  Executive will assist the Company as reasonably requested during and after the term of his/her employment to further evidence and perfect, and to enforce, the Company's rights in and ownership of the Intellectual Properties covered hereby, including without limitation, the execution of additional instruments of conveyance and assisting the Company with applications for patents or copyright or other registrations.

              2.    Trade Secrets and Confidential Information.

                     (a)  Executive acknowledges that the Company's business and future success depends on the preservation of the trade secrets and other confidential information of the Company and its suppliers and customers (the "Secrets").  The Secrets may include, without limitation, the Intellectual Properties, existing and to-be-developed or acquired product designs, new product plans or ideas, market surveys, the identities of past, present or potential customers, business and financial information, pricing methods or data, terms of contracts with present or past customers, proposals or bids, marketing plans, personnel information, procedural and technical manuals and practices, servicing routines, and parts and supplier lists proprietary to the Company or its customers or suppliers, and any other sorts of items or information of the Company or its customers or suppliers which are not generally known to the public at large.  Executive agrees to protect and to preserve as confidential during and after the term of his/her employment all of the Secrets at any time known to Executive or in his/her possession or control (whether wholly or partially developed by Executive or provided to Executive, and whether embodied in a tangible medium or merely remembered).  Nothing in this Agreement shall be interpreted to prohibit Employee from disclosing or discussing conduct that Employee reasonably believes to be illegal harassment, illegal discrimination, illegal retaliation, wage and hour violations, or sexual assault, that is recognized as illegal under state, federal, or common law, or that is recognized as against a clear mandate of public policy, occurring in the workplace, at work-related events coordinated by or through the employer, between employees, or between an employer and an employee, whether on or off the employment premises.  Executive acknowledges that certain whistleblower laws permit Executive to communicate directly with governmental or regulatory authorities, including communications with the U.S. Securities and Exchange Commission about possible securities law violations, without the Company’s permission or notification, and that the Company will not consider such communications to violate this or any other agreement between Executive and the Company or any Company policy. Employee acknowledges that under U.S. Defend Trade Secrets Act of 2016, Employee will not be held criminally or civilly liable under any U.S. federal or state trade secret law for the disclosure of a trade secret that is made in confidence to government officials, either directly or indirectly, or to an attorney, in each case solely for the purpose of reporting or investigating a suspected violation of law, or in a complaint or other document filed in a lawsuit or other proceeding, provided such filing is made under seal.

                     (b)  Executive shall mark all items containing any of the Secrets with prominent confidentiality notices acceptable to the Company.  Executive shall neither use nor allow any other person to use any of the Secrets in any way, except for the benefit of the Company and as directed by Executive's supervisor.  All material containing or disclosing any portion of the Secrets shall be and remain the property of the Company, shall not be removed from the Company's premises without specific consent from an officer of the Company, and shall be returned to the Company upon the termination of Executive's employment or the earlier request Executive's supervisor.  At such time, Executive shall also assemble all materials in his possession or control which contain any of the Secrets, and promptly deliver such items to the Company.

              3.    Authority and Non-Infringement.  Executive warrants that any and all items, technology, and Intellectual Properties of any nature developed or provided by Executive under this Agreement and in any way for or related to the Company will be original to Executive and will not, as provided to the Company or when used and exploited by the Company and its contractors and customers and its and their successors and assigns, infringe in any respect on the rights or property of Executive or any third party.  Executive will not, without the prior written approval of the Company, use any equipment, supplies, facilities, or proprietary information of any other party.  Executive warrants that Executive is fully authorized to enter into employment with the Company and to perform under this Agreement, without conflicting with any of Executive's other commitments, agreements, understandings or duties, whether to prior employers or otherwise.  Executive will indemnify the Company for all losses, claims, and expenses (including reasonable attorneys' fees) arising from any breach of by him/her of this Agreement.

              4.    Non-competition and Non-solicitation.

                     (a)   Executive agrees that during the term of his/her employment with the Company and, if Executive receives the Severance Payment (as defined below), until the first anniversary of the Termination Date (as defined below), he/she will not in any capacity directly or indirectly engage in, assist others to engage in or own a material interest in any business or activity that is, or is preparing to be, in competition with the Company with respect to any product or service sold or service provided by the Company up to the time of termination of employment in any geographical area in which at the time of termination of employment such product or service is sold or actively is engaged in.  For the purposes of this Agreement, the terms "Severance Payment" and "Termination Date" shall have the meanings assigned to them in the Executive Agreement (as defined in Section 6 below).

                     (b)   Executive further agrees that during the period stated above, he/she will not directly or indirectly call on, reveal the name of, or otherwise solicit, accept business from or attempt to entice away from the Company any actual or identified potential customer of the Company, nor will he/she assist others in doing so.  Executive further agrees that he/she will not, during the period stated above, encourage or solicit any other employee or consultant of the Company to leave such employment for any reason, nor will he/she assist others to do so.

                     (c)   Executive acknowledges that the covenants in this section are necessary and reasonable to protect the Company in the conduct of its business and that compliance with such covenants will not prevent him/her from pursuing his/her livelihood.  However, should any court find that any provision of such covenants is unreasonable, invalid or unenforceable, whether in period of time, geographical area, or otherwise, then in that event the parties hereby agree that such covenants shall be interpreted and enforced to the maximum extent which the court deems reasonable.

              5.    Remedies.  The harm to the Company from any breach of Executive's obligations under this Agreement may be difficult to determine and may be wholly or partially irreparable, and Executive agrees that such obligations may be enforced by injunctive relief and other appropriate remedies, as well as by damages.  If any bond from the Company is required in connection with such enforcement, the parties agree that a reasonable value of such bond shall be $5,000.  Any amounts received by Executive or by any other through Executive in breach of this Agreement shall be held in constructive trust for the benefit of the Company.

              6.    Executive Agreement.  In consideration of the obligations undertaken by Executive pursuant to this Agreement, contemporaneously with the execution of this Agreement, Executive and the Company shall enter into the form of Executive Agreement to which this Agreement is attached (the "Executive Agreement"), and each agreement shall be effective only if both agreements have been executed.

              7.    At Will Employment.  Unless and to the extent otherwise agreed by the Company and Executive in a separate written employment agreement, Executive's employment shall be "at will", with either party permitted to terminate the employment at any time, with or without cause.  No term of any employment agreement between the Company and Executive shall be construed to conflict with or lessen Executive's obligations under this Agreement.

              8.    Notices.  All notices and other communications called for or required by this Agreement shall be in writing and shall be addressed to the parties at their respective addresses stated below or to such other address as a party may subsequently specify by written notice and shall be deemed to have been received (i) upon delivery in person, (ii) five (5) days after mailing it by U.S. certified or registered mail, return receipt requested and postage prepaid, or (iii) two (2) days after depositing it with a commercial overnight carrier which provides written verification of delivery:

              To the Company:      6645 185th Avenue N.E., Suite 100

                                                   Redmond, Washington  98052

                                                   Attention: General Counsel/Corporate Secretary

              To Executive:             _______________

                                                   _______________

                                                   _______________

              9.    Assignment.  Executive's rights and duties hereunder are personal to Executive and are not assignable to others, but Executive's obligations hereunder will bind his/her heirs, successors, and assigns.  The Company may assign its rights under this Agreement in connection with any merger or consolidation of the Company or any sale of all or any portion of the Company's assets (including, without limitation, any division or product line), provided that any such successor or assignee expressly assumes in writing the Company's obligations under the Executive Agreement.

              10. General.  This Agreement constitutes the exclusive agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings of the parties, including without limitation, any previous Confidentiality and Non-Competition Agreement(s) between the parties.  No waiver of or forbearance to enforce any right or provision hereof shall be binding unless in writing and signed by the party to be bound, and no such waiver or forbearance in any instance shall apply to any other instance or to any other right or provision.  This Agreement will be governed by the local laws of the State of Washington without regard to its conflicts of laws rules to the contrary.  The parties hereby consent to the exclusive jurisdiction and venue of the state and federal courts sitting in King County, Washington for all matters and actions arising under this Agreement.  The prevailing party shall be entitled to reasonable attorneys' fees and costs incurred in connection with such litigation.  No term hereof shall be construed to limit or supersede any other right or remedy of the Company under applicable law with respect to the protection of trade secrets or otherwise.  If any provision of this Agreement is held to be invalid or unenforceable to any extent in any context, it shall nevertheless be enforced to the fullest extent allowed by law in that and other contexts, and the validity and force of the remainder of this Agreement shall not be affected thereby.

              IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first above written.

DATA I/O CORPORATION                                                  EXECUTIVE:

By:                                                                                          Signature:

Name:                                                                                   Name:

Its: